UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2007

Gateway Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-33223	56-2264354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1580 LASKIN ROAD VIRGINIA BEACH VA	23451
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   757-422-8004

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2007, Gateway Financial Holdings, Inc. (the "Corporation") reported financial results for the three months ended March 31, 2007.

The Bank is a full-service community bank with a total of twenty-four offices - thirteen in Virginia: Virginia Beach (7), Chesapeake (3), Suffolk, Norfolk and Emporia; and eleven in North Carolina: Elizabeth City (3), Edenton, Kitty Hawk (2), Moyock, Nags Head, Plymouth, Roper and Raleigh, and a private banking center in Raleigh. The Bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary, brokerage services through its Gateway Investment Services, Inc. subsidiary, and mortgage banking services through its Gateway Financial Mortgage, Inc. subsidiary. Visit the Bank's web site at www.gatewaybankandtrust.com.

The Common Stock of the Corporation is traded on the Nasdaq Global Market under the symbol GBTS.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit 99:    Press release

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gateway Financial Holdings, Inc. (Registrant)
April 25, 2007 (Date)	/s/ THEODORE L. SALTER Theodore L. Salter Senior Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated April 25, 2007